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                                                                    EXHIBIT 10.2

Amount: L.30,000,000.00

                                PROMISSORY NOTE
                       SECURED BY DEED OF LEGAL MORTGAGE

Date: July 1, 1997                                     Due:  December 31, 1997
Ann Arbor, Michigan


     1. Promise to Pay. The undersigned, Principal Healthcare Finance Limited, a company incorporated with limited liability under the laws of Jersey, having its principal office at Cater Allen House, Commercial Street, St. Helier,
Jersey JE2 3RU, Channel Islands (hereinafter, "Borrower"), promises to pay to Omega Healthcare Investors, Inc., a Maryland corporation, at its principal office at 905 W. Eisenhower Circle, Suite 110, Ann Arbor, Michigan
48103 (hereinafter "Lender"), or at such other place as the Lender may designate in writing, or to order, in lawful money of the United Kingdom, the principal sum equal to the aggregate unpaid principal amount of loans outstanding up to a total of loans outstanding of Thirty Million Pounds (L.30,000,000) at any time, which amounts may be prepaid pursuant to Section 7, and if so repaid, reborrowed, with interest thereon as provided in Section 3 hereof and all other amounts which may become owing hereunder.

     2. Definitions. For all purposes of this Promissory Note Secured by Deed of Legal Mortgage ("Note") except as otherwise expressly provided or unless the context otherwise requires: (i) the terms defined in this Section have the meanings assigned to them in this Section and include the plural as well as the singular; (ii) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with United Kingdom generally accepted accounting principles as at the time applicable; (iii) all capitalized terms used herein and not defined in this Note shall have the meaning for such terms set forth in the Loan Agreement dated as of July 21, 1995 between the Lender and the Borrower ("Loan Agreement"); and (iv) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Note as a whole and not to any particular Section or other subdivision:
     Default Interest Rate: Subject to the limitations set forth in Section 5 of this Note, the Interest Rate plus three percent (3%).

     Due Date:  December 31, 1997.

     Event of Default:  As defined in Section 9 below.

     Interest Rate:  As defined in Section 3.2.

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     3. Payments and Interest Rates.

     3.1 Interest at the Interest Rate shall be due and payable by the Borrower to the Lender on the first day of each month at a rate of 9.25% per anum.

     3.2 The entire sum of principal sum outstanding on this Note, as determined under Section 1 of this Note, together with accrued and unpaid interest, shall be due and payable on the Due Date.

     4. Method of Payment. Except as set forth below, all payments to be paid by the Borrower to the Lender under this Note shall be made in lawful money of the United Kingdom which shall be legal tender for the payment of public and private debts at the address set forth in this Note or at such other place or to such other person, firm, or corporation as the Lender may designate in a subsequent notice. The Borrower shall pay all payments of principal and interest by electronic funds transfer debit transactions through wire transfer of immediately available funds, initiated by the Borrower for payment on or before the first day of each calendar month; provided, however, if such day is not a Business Day, then payment shall be made on the next succeeding day which is a Business Day. The Lender shall provide the Borrower in writing with appropriate wire transfer information. Once given, such information shall remain in effect until changed by subsequent written instructions. The Borrower shall inform the Lender of payment by sending a facsimile transmission of the Borrower's wire transfer confirmation not later than noon, eastern daylight time on each Payment Date.

     5. Payment on Due Date. The entire sum of principal, together with all accrued and unpaid interest under Section 3 hereof, and any other amounts owing to the Lender under this Note or any other Loan Documents, shall be due and payable on the Due Date.

     6. Payments to be Made Without Regard to Setoffs and Counterclaims. All payments by the Borrower shall be paid in full without setoff or counterclaim and without reduction for and free from any and all taxes, levies, imposts, duties, fees, charges, deductions or withholdings of any type or nature imposed by any government or any political subdivision or taxing authority thereof.

     7. Prepayment Permitted. Following notice provided 30 days in advance, borrowings outstanding on this Note may be prepaid in whole or in part by the Borrower.

Promissory Note Secured by Deed of Legal Mortgage - Page 2

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     8. Security.  This Note is secured by that Deed of Legal Mortgage dated 01
July 1997 between Principal Healthcare Finance Limited, as the Mortgagor and Omega Healthcare Investors, Inc., as the Mortgagee.

     9. Events of Default. Upon the occurrence of any of the following ("each an Event of Default"), Omega may elect to declare the entire balance of principal, interest and other sums outstanding under this Note immediately due and payable, without demand, presentment, protest or notice of any kind:

     (i) If the Borrower shall fail to make payment of interest or principal payable by the Borrower under this Note when the same becomes due and payable and such failure is not cured by the Borrower within a period of three (3) Business Days after Notice thereof from Omega; or

     (ii) An Event of Default shall occur under the Loan Agreement ("Loan Agreement Default"), and Omega elects to treat such Loan Agreement Default as a default hereunder.

     10. Acceleration Upon Event of Default. Upon the occurrence of any Event of Default, the entire sum of principal owing under this Note together with all accrued and unpaid interest, and any other amounts owing under this Note and any other Loan Documents, at the Lender's option, will become immediately due and payable, all without formal demand, presentment or notice of any kind, all of which are expressly waived.

     Acceptance by the Lender of any payment in an amount less than the amount then due shall be deemed an acceptance on account only, and the Lender's acceptance of any such partial payment shall not constitute a waiver of the Lender's right to receive the entire amount due. Upon any Event of Default, neither the failure of the Lender to promptly exercise its right to declare the entire sum of principal and accrued unpaid interest hereunder to be immediately due and payable, nor the failure of the Lender to demand strict performance of any other obligation of the Borrower or any other person who may be liable hereunder, shall constitute a waiver of any such rights, nor a waiver of such rights in connection with any future default on the part of the Borrower or any other person who may be liable hereunder.

     11. Transaction Costs. The Borrower shall pay all costs and expenses incurred by the Lender in connection with the negotiation, preparation and execution of this Note and all other Loan Documents, as provided in Section
11.3 of the Loan Agreement.


Promissory Note Secured by Deed of Legal Mortgage - Page 3

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     12. Application of Payments.  Unless an Event of Default has occurred and not been fully cured, all payments received by the Lender hereunder shall be applied first against interest which has accrued and not been paid under
Section 3, with the balance applied against any other amounts which may be owing to the Lender hereunder. Following the occurrence of an Event of Default, and until such Event of Default is fully cured, the Lender may apply any payment which it receives, whether directly from the Borrower or as a consequence of realizing upon any security which it holds, in its sole and absolute discretion, to any amount owing to it under this Note or any other Loan Documents.

     13. CHOICE OF LAW; VENUE; JURISDICTION. THIS NOTE SHALL BE GOVERNED AND CONTROLLED AS TO VALIDITY, ENFORCEMENT, INTERPRETATIONS, CONSTRUCTION, EFFECT AND IN ALL OTHER RESPECTS, INCLUDING, BUT NOT LIMITED TO, THE LEGALITY OF THE INTEREST CHARGED HEREUNDER, BY THE STATUTES, LAWS AND DECISIONS OF THE STATE OF MICHIGAN. THE BORROWER CONSENTS TO IN PERSONAM JURISDICTION BEFORE THE STATE AND FEDERAL COURTS IN THE STATE OF MICHIGAN AND AGREES THAT ALL DISPUTES CONCERNING THIS NOTE MAY BE LITIGATED, IN THE LENDER'S SOLE DISCRETION AND AT THE LENDER'S SOLE ELECTION, ONLY IN COURTS LOCATED IN THE STATE OF MICHIGAN. THE BORROWER AGREES THAT SERVICE OF PROCESS MAY BE EFFECTED UPON IT UNDER ANY METHOD PERMISSIBLE UNDER THE LAWS OF THE STATE OF MICHIGAN AND IRREVOCABLY WAIVES ANY OBJECTION TO VENUE IN STATE OR FEDERAL COURTS OF THE STATE OF MICHIGAN.

     14. Miscellaneous Provisions.

     14.1 This Note may not be amended or modified, and revision hereto shall not be effective, except by an instrument in writing executed by the Borrower and approved by the Lender.

     14.2 Any notice to be given hereunder shall be given in the manner provided in the Loan Agreement.

     14.3 The Borrower shall pay to the Lender, immediately upon demand, any and all taxes assessed against the Lender by reason of its holding of this Note and the receipt by it of interest payments hereunder (other than income and other similar taxes assessed by the United States Government or any political subdivision thereof, or by any foreign government or political subdivision thereof having jurisdiction over the Lender, on such interest

Promissory Note Secured by Deed of Legal Mortgage - Page 4

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payments), and any and all other sums and charges that may at any time become due and payable hereunder.

     14.4 Nothing contained in this Note shall be deemed or construed as creating a partnership or joint venture between the Borrower and the Lender or any other person, or cause the holder hereof to be responsible in any way for the debts or obligations of the Borrower or any other person.

     14.5 Except as set forth elsewhere herein, the Borrower hereby waives diligence, presentment, protest and demand, notice of protest, dishonor and nonpayment of this Note, and expressly agrees that, without in any way affecting the liability of the Borrower hereunder, the Lender may extend the time for payment of any amount due hereunder, accept additional security, release any party liable hereunder and release any security securing this Note without in any other way affecting the liability and obligation of the Borrower.

     14.6 Every provision of this Note is intended to be severable. In the event any term or provision hereof is declared by a court of competent jurisdiction to be illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the balance of the terms and provision hereof, which terms and provisions shall remain binding and enforceable.

     14.7 Headings at the beginning of each numbered Section of this Note are intended solely for convenience of reference and are not to be deemed or construed to be a part of this Note.

     14.8 The Borrower and any other person who may be liable hereunder in any capacity, agree(s) to pay all costs of collection and any litigation, including attorneys' fees (including any appeals relating to such enforcement or collection proceedings), in case the principal of the Note or any payment of interest thereon is not paid as it becomes due, or in case it becomes necessary to protect any security for this Note, whether suit is brought or not.

     14.9 IT IS SPECIFICALLY AGREED THAT TIME IS OF THE ESSENCE OF THIS NOTE.

     15. WAIVER OF TRIAL BY JURY. THE LENDER, BY ITS ACCEPTANCE HEREOF, AND THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE AND ANY OTHER AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY

Promissory Note Secured by Deed of Legal Mortgage - Page 5

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COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN),
OR ACTIONS OF EITHER PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER MAKING THE LOAN TO THE BORROWER.

                                           PRINCIPAL HEALTHCARE FINANCE
                                           LIMITED, a company incorporated with
                                           limited liability in Jersey



                                           By:      s/ Essel W. Bailey, Jr.
                                              ---------------------------------
                                           Name:  Essel W. Bailey, Jr.
                                           Title:  Managing Director







Promissory Note Secured by Deed of Legal Mortgage - Page 6

FINAL:  01 July 1997


DEED OF LEGAL
MORTGAGE
between



PRINCIPAL HEALTHCARE FINANCE
LIMITED
as the Mortgagor


and



OMEGA HEALTHCARE INVESTORS, INC.
as the Mortgagee

SIMMONS & SIMMONS
21 Wilson Street London EC2M 2TX
Tel: 0171-628 2020 / 528 9292   Fax: 0171-628 2070   DX Box No 12

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                                    CONTENTS







                                      i


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THIS DEED OF LEGAL MORTGAGE is dated 01 July 1997 and made


BETWEEN:

(1) PRINCIPAL HEALTHCARE FINANCE LIMITED (registered in Jersey, Channel Islands under company number 62304) the registered office of which is at Cater Allen House, Commercial Street, St Helier, Jersey JE2 3RU, Channel Islands (the "Mortgagor"); and

(2) OMEGA HEALTHCARE INVESTORS, INC., a company incorporated in Maryland of 905 West Eisenhower Circle, Suite 110, Ann Arbor, Michigan, United States of America 48103 (the "Mortgagee")

1. DEFINITIONS

In this Legal Mortgage the following expressions have the following meanings, unless the context otherwise requires:

"Excluded Liabilities" means all monies, debts, liabilities and obligations whether present or future, actual or contingent and whether incurred as principal or surety due, owing or incurred by the Mortgagor to the Mortgagee under a loan agreement dated 21 July 1995 between (1) the Mortgagee and (2) the Mortgagor including under all promissory notes from time to time evidencing such monies, debts, liabilities and obligations;

"Existing Security" means a debenture containing fixed and floating charges over all of the present and future assets and undertaking of the Mortgagor between (1) the Mortgagor and (2) The Governor and Company of the Bank of Scotland and dated 25 August 1995;

"Mortgaged Property" shall have the meaning ascribed thereto in Clause 3;

"Operating Leases" means the operating leases dated 19 July 1996 and the date of this Legal Mortgage and each between (1) the Mortgagor and (2) Exceler Healthcare Services Limited (together with its successors and assigns the "Lessee") in respect of the Mortgaged Property and includes (without prejudice to the generality of clause 21) any lease or underlease whether or not in relation to the Mortgaged Property which in any such case is supplemental to, or entered into pursuant to, any such operating lease including, without limitation, any lease entered into supplemental thereto or any guarantee entered into by the Lessee in relation to any assignment of any such operating lease;

"Secured Liabilities" means all monies, debts, liabilities and obligations from time to time due, owing or incurred by the Mortgagor to the Mortgagee in any manner whatsoever, in each case:-

(i)     whether present or future;





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(ii)    whether alone or jointly with any other persons;

(iii)   whether actual or contingent;

(iv)    whether as principal or surety; and

(v)     in whatsoever currency denominated

other than the Excluded Liabilities.

2. COVENANT TO PAY

The Mortgagor will pay or discharge the Secured Liabilities as the same shall fall due and this Legal Mortgage shall be a continuing security to the Mortgagee for the payment or discharge by the Mortgagor of the Secured Liabilities.

3. CHARGES

The Mortgagor as a continuing security for the payment and discharge of the Secured Liabilities hereby charges in favour of the Mortgagee by way of legal mortgage the property specified in the Schedule hereto (hereinafter called the "Mortgaged Property" which expression shall where the context admits or requires include either the whole or any part thereof) with the benefit of the Operating Leases and all other existing and future leases, underleases, tenancies, agreements for lease, rights, covenants, undertakings, warranties, guarantees, indemnities and conditions from time to time affecting the same (subject to the provisions hereof) but otherwise free from encumbrances and charges (other than the Existing Security) in favour of the Mortgagee, by way of fixed charge all its rights, title and interest in and to, and in the proceeds of, all present and future insurances in respect of the Mortgaged Property (including, without limitation, any rights of subrogation arising therefrom) and all the benefit of, and rights under, or in respect of, all contracts, agreements, deeds, undertakings, guarantees, warranties, indemnities, other documents, compositions, accommodations and other transactions or arrangements now or hereafter entered into by or granted to, or vested in, or novated or assigned to, the Mortgagor in relation to or in respect of or in connection with any present or future insurance in respect of the Mortgaged Property (including, without prejudice to the generality of the foregoing, all the benefit, and rights in respect of, any ex gratia payment) and all other present or future rights and claims in relation to the Mortgaged Property and by way of floating charge all assets now or hereafter situate at or leased by the Mortgagor or otherwise used in connection with the Mortgaged Property.


The Mortgaged Property and all the other property, assets, rights and claims of the Mortgagor charged by or pursuant to any provision of this Legal Mortgage are hereinafter referred to as the "Secured Property" which expression shall where the context admits or requires include either the whole or any part thereof.





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4. COVENANTS

The Mortgagor hereby covenants with and represents, warrants and undertakes to the Mortgagee as follows:-

        (i) Disposals - not without the prior consent in writing of the Mortgagee to convey, assign, transfer or otherwise dispose of or agree to convey, assign, transfer or otherwise dispose of the Secured Property or any interest therein or to exercise or agree to exercise any of the powers of leasing or of accepting surrenders of leases conferred by sections 99 and 100 of the Law of Property Act, 1925 or by common law or otherwise to grant any lease, tenancy or licence for occupation or other right or interest to occupy the Mortgaged Property;

        (ii) Security - not without the prior consent in writing of the Mortgagee create, purport to create, or allow to subsist any mortgage, charge, pledge, lien, encumbrance, or any arrangement which has substantially the same commercial or substantive effect as the creation of security, over the Secured Property other than the Existing Security and any security from time to time granted in favour of the Mortgagee or agree to do any such thing;

        (iii) Information - to give to the Mortgagee, any receiver appointed by the Mortgagee or to such person as the Mortgagee or any such receiver shall from time to time in writing appoint for that purpose such information as the Mortgagee or receiver or such person shall require as to all matters relating to the Secured Property;

        (iv) Operating Leases - to use its best endeavours to procure that the Lessee complies with its obligations under the Operating Leases and not to waive or release any material breach of any material obligation, nor to vary any material obligation, of the Lessee under the Operating Leases;

        (v) Indemnity to the Mortgagee in Possession - in the event of the Mortgagee entering into possession of the Mortgaged Property, to indemnify and keep indemnified the Mortgagee against all actions, proceedings, damages, costs, claims and demands which may be incurred by or made against the Mortgagee under any of the undertakings, covenants, agreements or obligations contained in or imposed by any conveyance, transfer, lease, licence or agreement for tenancy or building agreement or other deed or document affecting the Mortgaged Property and against all actions, proceedings, damages, costs, claims and demands whatsoever in consequence of any claim by any tenant or occupier of the Mortgaged Property or any other person arising out of any defect in or want of repair to the Mortgaged Property or out of any failure to perform any such undertaking, covenant, agreement or obligation or out of any harm to





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                   persons or property or nuisance or impairment of the
                   environment resulting from (or allegedly resulting from) any activities on, or the state and condition of, the Mortgaged Property and in the event of the Mortgagor failing upon the request in writing of the Mortgagee to keep it so indemnified as aforesaid the Mortgagee shall be entitled to settle, liquidate or compound or to contest any such claim (as it may, in its absolute discretion, think fit) and expend such moneys and incur such costs as it may deem necessary for that purpose and any such expenditure and costs shall become part of the liabilities of the Mortgagor hereby secured.

5. CONSOLIDATION

Section 93 of the Law of Property Act, 1925 (restricting the Mortgagee's right of consolidation) shall not apply to this Legal Mortgage.

6. POWER OF SALE

Section 103 of the Law of Property Act, 1925 (regulating the exercise of the Mortgagee's power of sale) shall not apply to this Legal Mortgage and all of the Secured Liabilities shall be immediately due on demand at any time and failing payment immediately of any moneys so demanded (or if so requested by the Mortgagor) this security shall become immediately enforceable and the power of sale and the other powers conferred upon mortgagees by the Law of Property Act, 1925 and by this Legal Mortgage shall become immediately exercisable without the restrictions contained in that Act with respect to the whole or any part of the Secured Property as to the giving of notice or otherwise. All such moneys shall also become immediately payable without any demand and this security shall also become immediately enforceable and such powers exercisable without such restrictions, if any steps shall be taken for the presentation of a petition for the making of an administration order in relation to the Mortgagor notwithstanding the terms of any other agreement, express or implied, between the Mortgagor and the Mortgagee or if such moneys shall be due under the terms of any other agreement, express or implied, between the Mortgagor and the Mortgagee.

7. REMOVAL OF FURNITURE ETC

In the event of the Mortgagee taking possession of the Mortgaged Property the Mortgagee is hereby authorised as agent for the Mortgagor to remove, store, sell or otherwise deal with any furniture or goods which the Mortgagor shall fail or refuse to remove from the Mortgaged Property within seven days of being requested so to do by notice from the Mortgagee and the Mortgagee shall not be liable for any loss or damage occasioned to the Mortgagor. The Mortgagor shall indemnify the Mortgagee against all expenses incurred by the Mortgagee in relation to such furniture or goods and the Mortgagee shall account to the Mortgagor for the proceeds of any such sale after deducting any such expenses.





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8. NEW ACCOUNTS

If the Mortgagee receives notice of any subsequent mortgage, pledge, charge, lien, encumbrance or other security or other interest affecting the Secured Property, the Mortgagee may open a new account or accounts in the name of the Mortgagor; if the Mortgagee does not open a new account it shall nevertheless be treated as if it had done so at the time when it received notice and as from that time all payments made by or on behalf of the Mortgagor to the Mortgagee shall be credited or be treated as having been credited to the new account or such of the new accounts as the Mortgagee may determine and shall not operate to reduce the amount(s) due from the Mortgagor to the Mortgagee at the time when it received such notice.

9. RECEIVERS

(A) At any time after this security shall have become enforceable or at the request of the Mortgagor the Mortgagee may by writing under the hand of any officer of the Mortgagee appoint any person or persons to be receiver or receivers of the Secured Property and, in the case of an appointment of more than one person, to perform and carry out any act required or authorised under any enactment together or independently of the other or others upon such terms as the Mortgagee may think fit and none of the restrictions imposed by the Law of Property Act, 1925 in relation to the appointment of receivers or to the giving of notice or otherwise shall apply. The Mortgagee may at any time and from time to time in like manner and in accordance with applicable law remove any receiver so appointed and appoint another in his place or appoint an additional person as receiver and may either at the time of appointment or at any time thereafter and from time to time fix the remuneration of any receiver so appointed. Any receiver so appointed shall be the agent of the Mortgagor for all purposes and the Mortgagor shall be solely responsible for his acts or defaults and for his remuneration. Any receiver so appointed shall have the following powers, whether immediately or at any later time (and before as well as after the winding up or liquidation of the Mortgagor) in addition and without limitation to any powers conferred upon a receiver by statute or common law:-

        (i) to grant any lease or tenancy or right or easement of, relating to or affecting the Secured Property for such term or terms of years at any or no rent and with or without any fine or premium and generally on such terms as he shall in his absolute discretion think fit and accept the surrender of any lease or tenancy or right or easement on such terms as he shall in his absolute discretion think fit and give an effectual and valid receipt for any fine or premium payable on any such grant or surrender as aforesaid and to amend or vary on such terms as he shall in his absolute discretion think fit any lease, licence, agreement or other arrangement in any way relating to or affecting the Secured Property;

        (ii) to sell (whether by public auction or private contract or otherwise) or





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

                   otherwise convey the Secured Property on such terms as he shall in his absolute discretion think fit;

        (iii) to grant options to purchase, lease, license or dispose of the Secured Property on such terms as he shall in his absolute discretion think fit and whether such option shall be contained in any lease or tenancy the receiver shall grant or otherwise;

        (iv) to enter upon or otherwise take possession of the Secured Property, to repair, decorate, alter, improve, add to or develop the same, to complete any development or building thereon which may be unfinished and to settle, compound, compromise or submit to arbitration any accounts or claims arising out of the commencement, carrying on, completion or determination of any such development or building;

        (v) to redeem any mortgage, charge or other encumbrance on, over or affecting the Secured Property or any part thereof on such terms as he may think fit;

        (vi) to effect, renew and maintain all such insurances in relation to the Secured Property or in respect of any other matter or thing in relation to his powers as he shall in his absolute discretion think fit;

        (vii) to take possession of, collect and get in the Secured Property and, for these purposes, to take such proceedings as he may, in his absolute discretion, think fit;

        (viii) to raise or borrow money from any person (including the Mortgagee) and to secure payment of money (whether or not in priority to the moneys hereby secured) for any of the purposes set out in this Clause in such manner as he shall in his absolute discretion think fit;

        (ix) generally to use the Mortgagor's seal and the name of the Mortgagor in the exercise of all or any of the powers conferred hereby or by statute or common law and to execute in the name of the Mortgagor and on its behalf any deed, receipt or other document and to do all such other acts and things as he may consider necessary or desirable in his absolute discretion for the protection, improvement or realisation of the Secured Property;

        (x)        to make or exercise an election pursuant to paragraph 2 of
                   Schedule 10 to the Value Added Tax Act 1994 in relation to the Secured Property or any option or right of election available to the Mortgagor or the Mortgagee or the receiver that the supplies made in respect of any lease or tenancy of any part of the Secured Property shall be supplies chargeable or taxable for value added tax purposes at the standard or other applicable rate provided





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

                   always that neither the Mortgagee nor the receiver shall be liable for any loss suffered by the Mortgagor as a result thereof and to execute and do all documents, acts and things as may be necessary to permit any disposal of the Secured Property to be zero-rated for the purposes of value added tax;

        (xi) to exercise all such powers as may be expressed to be conferred upon any receiver by the terms of any mortgage, charge or other security at any time held by the Mortgagee in respect of or in connection with all or any part of the Secured Liabilities;

        (xii) to employ for the purposes aforesaid such persons as he shall in his absolute discretion think fit and to apply for and obtain such approvals, permissions, consents and licences to enter into and perform such contracts and arrangements, to purchase such materials and to incur such obligations as he shall in his absolute discretion think fit; and

        (xiii) to do all other things incidental to the exercise of all or any of the powers conferred hereby or by statute or common law.

        Notwithstanding the granting of any petition or the passing of any resolution for the winding up or liquidation of the Mortgagor, or any other event, no such receiver shall act as agent of the Mortgagee (unless the Mortgagee shall expressly appoint the receiver in writing as its agent).

        In this Legal Mortgage, any reference to a receiver shall be deemed to include a reference to all or any one or more of any person or persons appointed (and any additional person or persons appointed or substituted) as receiver or administrative receiver or other receiver or receiver and manager or manager.

(B) All moneys expended by the receiver shall be expenses of the receivership and shall on demand be repaid by the Mortgagor with interest thereon computed and compounded according to the usual practice of the Mortgagee (so that interest shall be payable at such rate as well after as before any judgment) and the Secured Property shall in all respects stand as security for such sums and interest.

(C) The Mortgagor shall indemnify and keep indemnified the Mortgagee and every receiver, attorney, manager, agent and other person appointed by the Mortgagee pursuant to this Legal Mortgage and the Mortgagee , and every such receiver, attorney, manager, agent and other person, shall be entitled to be indemnified out of the Secured Property in respect of all liabilities and expenses incurred directly or indirectly by any of them in the execution or purported execution of any of the powers, authorities or discretions vested in them or him hereunder and against all actions, proceedings, claims, demands, damages, charges, costs, expenses, losses and liabilities in respect of any matter or thing done or omitted in the exercise or purported exercise of the powers contained herein or in any relevant statute, including the enforcement of this security, or occasioned by any breach (whether before or after the enforcement of this security) by the Mortgagor of any of its covenants or other obligations to the Mortgagee under this Legal Mortgage and the Mortgagee and any such receiver, attorney, manager, agent or other person may retain and pay all sums in respect of the same out of any moneys received under the powers hereby conferred save where such liabilities, expenses, actions, proceedings, costs, claims and demands arise as a result of the negligence of or wilful default by the person claiming to be so indemnified.

(D) All the powers, authorities and discretions conferred on a receiver (whether or not an administrative receiver) appointed hereunder by the provisions of, or pursuant to, this Legal Mortgage, shall (in addition) be conferred on, and may be exercised by, the Mortgagee as mortgagee, at any time after the security hereby created shall have become enforceable (in whole or in part), free from all restrictions excluded by this Legal Mortgage (including, without limitation, those restrictions imposed on mortgagees by the Law of Property Act, 1925).

10. SALE OF FIXTURES

In the exercise of the powers hereby conferred the Mortgagee or any receiver appointed by the Mortgagee may sever and sell plant and machinery and other fixtures separately from the property to which they may be annexed without the consent of the Mortgagor being obtained thereto.

11. APPLICATION OF MONEYS

All moneys received by any receiver appointed hereunder shall be applied by him in the following order:-

        (i) in payment of the costs, charges and expenses of and incidental to the appointment of the receiver and the exercise of all or any of his powers and of all outgoings paid by him (including, where so required by statute, the payment of preferential debts and all liabilities having priority to this security);

        (ii) in payment to the receiver of such remuneration as may be agreed between him and the Mortgagee at or at any time and from time to time after his appointment or such other remuneration as is determined by the court;

        (iii) in or towards satisfaction of the amount owing on this security in such order as the Mortgagee in its absolute discretion may from time to time determine (which determination shall be conclusive) save that if so required by the Mortgagee the same shall be credited to a suspense account for so long and in such manner as the Mortgagee may from time to time determine and the receiver may retain the same for such period as the Mortgagee considers expedient without any obligation to apply the same or any part thereof in or towards the discharge of any of the Secured Liabilities;

        and the surplus (if any) shall be paid to the Mortgagor or other persons entitled to it.

12. INCORPORATION OF POWERS

The powers conferred on mortgagees or receivers by the Law of Property Act, 1925, the Insolvency Act 1986, the Insolvency Rules 1986 (as amended) or by any other statute (or orders, regulations, instruments or other subordinate legislation made thereunder) now or hereafter in force shall apply to the Mortgagee and any receiver appointed hereunder as if such powers were incorporated herein except in so far as they are expressly or impliedly excluded and where there is any ambiguity or conflict between the powers contained in either such Act or such other statute or subordinate legislation and those contained in this security, the terms of this security shall prevail.

13. COVENANT FOR FURTHER ASSURANCE AND POWER OF ATTORNEY

(A) The Mortgagor will upon notice in writing by the Mortgagee and at the cost of the Mortgagor execute such documents and such further or other mortgages, charges, assignments or assurances in such form and on such terms as the Mortgagee may reasonably require in respect of the Secured Property, and deliver all conveyances, deeds, certificates and documents and do such acts, matters or things as the Mortgagee may reasonably require to perfect or protect the security hereby created or any of it and after the moneys hereby secured shall have become payable for facilitating the realisation of the Secured Property and for exercising all powers, authorities and discretions hereby conferred upon the Mortgagee or any receiver appointed by it.

(B) The Mortgagor hereby irrevocably and by way of security appoints the Mortgagee and any person nominated in writing under the hand of any officer of the Mortgagee including every receiver appointed hereunder as joint and several attorney of the Mortgagor for the Mortgagor and in its name and on its behalf and as its act and deed and with full power of substitution and delegation (before as well as after the winding up, liquidation, dissolution, receivership, administration, insolvency or bankruptcy of the Mortgagor) to execute, seal and deliver or perfect and do or make any deed, assurance, agreement, instrument, act or thing which the Mortgagor ought to execute and do under the covenants, undertakings and provisions herein contained or which may be required or deemed proper by the Mortgagee , in its absolute discretion, for any of the proper purposes of this security including (without limitation):-

        (i) instituting, prosecuting, defending or contesting in the name of the Mortgagor and on its behalf any litigation, arbitration, or proceedings (by whomsoever and wheresoever commenced) relating to the whole or any part or parts of the Secured Property and/or taking any other step in the name of the Mortgagor and on its behalf in relation thereto; and/or

        (ii) in the name of the Mortgagor and on its behalf, applying for relief (or contesting or defending any application for relief) against forfeiture of any lease or underlease under which the Mortgagor holds the Secured Property (or to which the Mortgagor's right, title or interest in such property is, at any time, subject), registering a pending land action and/or caution (as appropriate) in relation to such application and/or taking such other steps and doing such other acts or things or executing such deeds or other documents in relation to such application as the Mortgagee may in its absolute discretion think fit.

        The Mortgagor hereby ratifies and confirms, and agrees to ratify and confirm, whatsoever its attorneys appointed hereunder (and any of them) shall do, or purport to do, in the exercise, or purported exercise, of all or any of the rights or powers vested in them hereunder.

14. NO LIABILITY

Neither the Mortgagee nor any receiver, attorney, manager, agent or other person appointed hereunder shall be liable to account as mortgagee in possession in respect of the Secured Property or be liable for any loss upon realisation or for any neglect or default of any nature whatsoever in connection with the Secured Property for which a mortgagee in possession might as such be liable or be under any duty of care or other obligations of whatsoever description to the Mortgagor in relation to or in connection with the exercise of any power, authority or discretion conferred upon the Mortgagee or any receiver, attorney, manager, agent or other person as aforesaid and any liability on the part of the Mortgagee or any such receiver, attorney, manager, agent or other person to the Mortgagor arising as the result of or in consequence of any breach of any duty or obligation that may arise notwithstanding the provisions hereof is hereby excluded (save in the case of negligence or wilful default and save insofar as and to the extent that any such exclusion shall be prohibited or rendered invalid by law).

15. NOTICES

(A) Any notice, demand or other communication to be served under this Legal Mortgage will be in writing and will be served only by posting by airmail or by personally delivering the same or sending the same by facsimile to the address of the relevant party appearing on the signature page below or at such other address as shall ne notified from time to time in writing to the other party.

(B) A notice or demand shall be deemed duly served only on receipt unless received on a non-business day or after 5.00pm in the place of receipt in which case it will be deemed served at 9.00am on the following business day in the place of receipt.

(C) Any notice to be served by the Mortgagor on the Mortgagee shall be deemed duly served if served, in all other respects in accordance with this Clause 20, on a member of the Mortgagor's board of directors who has been appointed to the board by the Mortgagee.

16. NO WAIVER

No delay or omission of the Mortgagee in exercising any right, power, privilege or remedy hereunder shall impair such right, power, privilege or remedy or be construed as a waiver of such right, power, privilege or remedy nor shall any single or partial exercise of any right, power, privilege or remedy preclude any further exercise thereof or the exercise of any other right, power, privilege or remedy. The rights and remedies of the Mortgagee herein provided are cumulative and not exclusive of any rights, powers, privileges or remedies provided by law. Any waiver by the Mortgagee of any term of this Legal Mortgage, and any consent or approval given by the Mortgagee under or in relation to it, shall only be effective if given in writing and then only for the purpose for which, and upon the terms and conditions (if any) on which, it is given.

17. CONTINUING SECURITY

This security shall be a continuing security notwithstanding the death, bankruptcy, winding-up, dissolution or incapacity of the Mortgagor or any settlement of account or other matter whatsoever and is in addition to and shall not merge with or otherwise release, prejudice or affect any contractual or other right or remedy or any other security now or hereafter held by or available to the Mortgagee and shall not be in any way released, prejudiced or affected thereby or by the invalidity thereof or by the Mortgagee now or hereafter dealing with, exchanging, releasing, varying or abstaining from perfecting or enforcing any of the same or any rights which it may now or hereafter have or giving time for payment or indulgence or compounding with the Mortgagor or any other person or making or abstaining from making any demand for payment on the Mortgagor or any other person.

18. NO DUTY TO ENQUIRE

No purchaser, receiver, mortgagor or other person or company shall be concerned to inquire whether any power exercised or purported to be exercised by the Mortgagee or any receiver appointed by it or any of the Mortgagee 's or such receiver's officers, agents or attorneys has arisen or become exercisable or whether any money is due on the security hereof or whether any demand has been made hereunder or as to the propriety or regularity of any demand, notice, sale or other dealing or action by the Mortgagee or any receiver appointed by it or any of the Mortgagee 's or such receiver's officers, agents or attorneys but shall be entitled to rely for all purposes on a certificate of the Mortgagee as to the validity, propriety and regularity thereof.

19. THE MORTGAGEE'S CERTIFICATE

The certificate of the Mortgagee as to the amount at any time secured hereby shall save in the case of manifest error to be conclusive as against the Mortgagor.

20. SEVERABILITY OF PROVISIONS

The illegality, invalidity, unenforceability or lack of binding effect of any provision of this Legal Mortgage under the law of any jurisdiction shall not affect its legality, validity, enforceability or binding effect under the law of any other jurisdiction or the legality, validity, enforceability or binding effect of any other provision of this Legal Mortgage.

21. INTERPRETATION

(A)     In this Legal Mortgage, unless the context otherwise requires:-

        (i) any reference to a "person" shall include any person, firm, body corporate or unincorporated body of persons;

        (ii) any reference to the masculine gender shall include the feminine gender and the neuter gender and vice versa;

        (iii) any reference to the singular shall include the plural and vice versa;

        (iv) any reference to a statutory or other legislative provision shall be construed as a reference thereto as amended, varied, re-enacted or substituted (whether before or after the date hereof) and shall include any provision of which it is a re-enactment or substitute;

        (v) any reference to winding up, liquidation, dissolution, receivership, administration, insolvency or bankruptcy or any other insolvency or bankruptcy event shall be deemed to constitute a reference also to any event which, in the opinion of the Mortgagee , appears to correspond thereto or appears to be similar thereto in any country or territory in which the Mortgagor is incorporated or carries on business or to the jurisdiction of whose courts the Mortgagor or any part of the assets of the Mortgagor is subject; and

        (vi) any reference to this Legal Mortgage or to any other agreement, deed or document shall be to the same as it may have been or may be amended, varied, modified, supplemented, assigned or novated.

(B) Clause headings and sub-headings in this Legal Mortgage are for convenience only and shall not affect its interpretation.

(C) Each term in any document relating to the Secured Liabilities is, to the extent not set out in or otherwise incorporated into this Legal Mortgage, incorporated into this Legal Mortgage insofar as is necessary to comply with Section 2 of the Law of Property (Miscellaneous Provisions) Act 1989.

22. GOVERNING LAW AND SUBMISSION TO JURISDICTION

(A) This Legal Mortgage shall be governed by and construed in accordance with English law.

(B) The Mortgagor hereby irrevocably agrees for the sole benefit of the Mortgagee that the English courts are to have jurisdiction to settle any suit, action or proceedings which may arise out of or in connection with this Legal Mortgage and, accordingly, any suit, action or proceedings so arising (in this Clause referred to as "Proceedings") may be brought in such courts and the Mortgagor hereby submits to the jurisdiction of such courts. Without limitation, the parties further irrevocably agree that any Proceedings may be brought in the courts of such other jurisdiction or jurisdictions as the Mortgagee may from time to time select and the Mortgagor hereby waives absolutely any immunity to which it or its assets may be entitled in any jurisdiction and any objection which it may have now or in the future to the English or any such other courts being nominated for the purpose of this Clause on the ground of venue or otherwise and agrees not to claim that any such court is not a convenient or appropriate forum. The Mortgagor hereby appoints Omega (UK) Limited of 145 Cannon Street, London EC4N 5BP as its agent for the service of process in the United Kingdom in connection with this Legal Mortgage.

IN WITNESS WHEREOF the Mortgagor and the Mortgagee have executed this Legal Mortgage as a deed on the day and year first before written.

                                  THE SCHEDULE

                               MORTGAGED PROPERTY



1.      HEATH HOUSE NURSING HOME

        The freehold land known as 81 Walkers Heath Road, Kings Norton registered under title number WM462217.

2.      WOODBURY HOUSE NURSING AND RESIDENTIAL CARE HOME

        The freehold land lying to the east of Jouldings Lane, Swallowfield registered under title number BK305851 and that part of the land on the east side of the said Jouldings Lane registered under title number BK255956 as is more particularly described in the Operating Lease dated the date of this Legal Mortgage.

3.      MILLWATER NURSING HOME

        The freehold land being 164, 166 and 168 Waterloo Road, Haymills registered under title number WM381069 and WM371223.

4.      WYNCROFT HOUSE NURSING AND RESIDENTIAL CARE HOME

        The freehold land being land lying to the west of Penzer Street, Kingswinford registered under title number WM455533; 16 Moss Grove, Kingswinford registered under title number WM229662; land at the rear 21 Penzer Street, Kingswinford registered under title number WM455056; land lying to the east side of Moss Grove, Kingswinford registered under title number WM455534; and land lying to the west of Penzer Street Kingsford registered under title number WM455536

5.      MURDOCH HOUSE RESIDENTIAL CARE HOME

        The freehold land being 1 Murdoch Road, Wokingham registered under title number BK121361.

6.      RUGBY NURSING AND RESIDENTIAL CARE HOME

        The freehold land being 53 Clifton Road, Rugby registered under title number WK295672.

7.      OAKLANDS NURSING HOME

        The freehold land being 4 Oakland Road, Moseley, Birmingham registered under title numbers WM384485 and WM76247, the land lying to the north west of

        Anderton Park Road, Moseley, Birmingham registered under title numbers WM427547, WM448608 and 6a, 6b and 6c Oakland Road, Moseley, Birmingham registered respectively under title numbers WK94998, WM400896 and WK49890


8.      RUSHALL NURSING HOME

        The freehold land being 204 Lichfield Road, Rushall, Walsall WS4 1SA registered under title number WM422598.

9.      SELLY PARK NURSING HOME

        The freehold land being 133 and 157 Selly Park Road, Selly Park, Birmingham registered under title number WM389154 and land at the back of 133 and 157 Selly Park Road, Selly Park, Birmingham registered under title number WM389152.

10.     TUDOR HILL NURSING HOME

        The freehold land being 11 Tudor Hill, Sutton, Coldfield registered under title number WM159338.

11.     TUDOR GRANGE RESIDENTIAL CARE HOME

        The freehold land being Tudor Grange, Main Road, Radcliffe-on-Trent, Nottingham registered under title number NT155409.

12.     WOOD VIEW NURSING AND RESIDENTIAL CARE HOME

        The freehold land being Wood View, 127 Lincoln Road, Branston, Lincolnshire registered under title numbers LT93202 and LL91827.

13.     CRANMER HOUSE NURSING HOME

        The freehold land being Cranmer House, 50-55 Beeton Road, Winson Green, Birmingham registered under title number WM205354.

14.     THE ROYD NURSING HOME

        The freehold land being 23, Selborne Road, Handsworth Wood, Birmingham registered under title number WM111056; 23 and 25 Selborne Road, Handsworth Wood, Birmingham registered under title number WM85461; 27 Selborne Road, Handsworth Wood, Birmingham registered under title number WK91695.

15.     PORTLAND HOUSE RESIDENTIAL CARE HOME

        The freehold land being Portland House, 113 & 146 Portland Road, Nottingham registered under title numbers NT231614 and NT95784.

16.     BARLEYCOMBE RESIDENTIAL CARE HOME

        The freehold land being Barleycombe Residential Home, Sudbury Road, Long Melford, Suffolk registered under title number SK117879.

17.     FRIDAY HOUSE RESIDENTIAL CARE HOME

        The freehold land being Friday House, Cambridgeshire registered under title number CB197176.

18.     ST. GERMANS HALL RESIDENTIAL CARE HOME

        The freehold land being St. Germans Hall, Wiggenhall St Germans, Kings Lynn registered under title number NK192942; Abbotsford, Wiggenhall St Germans, Kings Lynn registered under title NK112337 and land at Whitehall, Wiggenhall St Germans, Kings Lynn registered under title number NK148826.

19.     SUNBRIDGE NURSING HOME

        The freehold land on the south side of Hickory Close, Edmonton registered under title number EGL346949.

20.     HOPES GREEN CARE CENTRE

        The freehold land being 10 Brook Road, South Benfleet, Castlepoint, Essex registered under title number EX85951.

21.     DURBAN HOUSE NURSING HOME

        The freehold land being Durban House Nursing Home, Hodgson's Road, Blyth, Northumberland registered under title number ND24096.

22.     PARKLANDS NURSING HOME

        The freehold land being Parklands Nursing Home, Broom Lane, Salford, Greater Manchester registered under title number GM420140.

SIGNED by                                  )
acting under the authority                 )
of PRINCIPAL HEALTHCARE                    )
FINANCE LIMITED                            )
and thereby EXECUTED                       )
by PRINCIPAL HEALTHCARE                    )
FINANCE LIMITED as a DEED                  )

            [SIG]
 ..............................  Director in the presence of Isabella Roberts and also thereby SIGNED by such person on behalf of PRINCIPAL HEALTHCARE FINANCE LIMITED.



SIGNED by                                  )
acting under the authority of              )
OMEGA HEALTHCARE                           )
INVESTORS, INC.                            )
and thereby EXECUTED by                    )
OMEGA HEALTHCARE                           )
INVESTORS, INC. as a DEED                  )

 ..............................  Director

and also thereby SIGNED by such person on behalf of OMEGA HEALTHCARE INVESTORS, INC.